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                     STICKER DATED NOVEMBER 19, 1997
                   TO PROSPECTUS DATED MARCH 1, 1997

        THE CRABBE HUSON SPECIAL FUND, INC. (THE "SPECIAL FUND")
                       CRABBE HUSON SMALL CAP FUND
              CRABBE HUSON REAL ESTATE INVESTMENT FUND
                       (THE "REAL ESTATE FUND")
                       CRABBE HUSON EQUITY FUND
                  CRABBE HUSON ASSET ALLOCATION FUND
                 CRABBE HUSON OREGON TAX-FREE FUND
                      CRABBE HUSON INCOME FUND
               CRABBE HUSON U.S. GOVERNMENT INCOME FUND
            CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
                      (COLLECTIVELY, THE "FUNDS")

SHORT SALES

     When the Special Fund makes a short sale, it is currently required to deposit certain cash and United States government securities with its broker and its custodian. Effective November 19, 1997, the Special Fund will deposit cash and liquid securities, of any type (rather than cash and government securities) with its broker and its custodian.

MANAGEMENT OF THE FUNDS

     Effective November 18, 1997, the Subadvisory Agreement between the Real Estate Fund and AEW Capital Management, L.P. was terminated. Management of the Real Estate Fund will be handled on a day-to-day basis by Mr. Huson.